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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------

                Date of Report (Date of Earliest Event Reported):

                                September 5, 1995


                               Barnett Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Florida                       1-7901                    59-0560515
  -------------               ----------------           ------------------
    (State of                 (Commission file              (IRS Employer
  incorporation)                  number)                Identification No.)


               50 North Laura Street, Jacksonville, Florida  32202
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           (Address of principal executive office including zip code)


                                 (904) 791-7720
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 7    FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement No. 33-57597, which also constitutes Post-Effective Amendment No. 1 to No. 33-59246, on Form S-3 of Barnett Banks, Inc. and are filed herewith for incorporation by reference in such Registration Statement.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 12, 1995




                                        BARNETT BANKS, INC.



                                   By: /s/ STEPHEN BOYLE
                                       _____________________________________

                                       Name: STEPHEN BOYLE
                                              ______________________________

                                       Title: MANAGER OF FINANCIAL REPORTING
                                              ______________________________

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                                  EXHIBIT INDEX


EXHIBIT NUMBER      EXHIBIT DESIGNATION                               PAGE

 (1)(c) Terms Agreement dated as of September 5, 1995, among Barnett Banks, Inc., Morgan Stanley & Co. Incorporated, Chemical Securities Inc. and
                     Lehman Brothers Inc.

 (4)(k)              Form of 6.90% Subordinated Note Due 2005

(12)(b)              Computation of Ratios of Earnings to Fixed
                     Charges